                              NON-COMPETITION AGREEMENT

          THIS NON-COMPETITION AGREEMENT (this "AGREEMENT") is made and entered into as of December 31, 1998, by and between Lyle Berman (the "EXECUTIVE") and Park Place Entertainment Corporation (f/n/a Gaming Co., Inc.), a Delaware corporation ("PARK PLACE").

                                       RECITALS

          WHEREAS, Gaming Co., Inc. (n/k/a Park Place Entertainment Corporation), a Delaware corporation, Hilton Hotels Corporation, a Delaware corporation ("HILTON"), Grand Casinos, Inc., a Minnesota corporation ("COMPANY"), Gaming Acquisition Corporation, a Minnesota corporation and a wholly-owned subsidiary of Park Place ("MERGER SUB") and GCI Lakes, Inc. (n/k/a Lakes Gaming, Inc.), a Minnesota corporation and a wholly-owned subsidiary of Company ("LAKES") entered into an Agreement and Plan of Merger, dated as of June 30, 1998 (as the same may be amended or modified from time to time in accordance with the terms thereof, the "MERGER AGREEMENT"), pursuant to which, upon the terms and subject to the conditions thereof, Merger Sub will merge with and into Company, with Company as the surviving corporation (the "MERGER");

          WHEREAS, the parties hereto recognize that the Executive may have certain expertise in the business conducted by Park Place, the skills to compete in the gaming industry, and the economic resources to compete in such industry. Therefore, the parties hereto agree a non-competition agreement is necessary, prudent, and has been bargained for in respect to the Merger.

          WHEREAS, as a condition and inducement to each of Hilton's and Park Place's willingness to consummate the transactions contemplated by the Merger Agreement, Hilton and Park Place have requested that the Executive enter into a non-compete agreement, upon the terms and subject to the conditions hereof.

                                     AGREEMENT

          NOW, THEREFORE, in consideration of the premises and mutual covenants, undertakings and obligations set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. COVENANT. Except for matters expressly provided for in or contemplated by this Agreement, the Executive hereby agrees that he will not, without the prior written consent of Park Place, directly or indirectly engage in any of the following actions on or before the date that is two years after the Closing Date (as defined in the Merger Agreement):

          (a) own any interest in, manage, operate, join, control, lend money or render other financial assistance to, participate or be connected with, as an officer, employee, partner, stockholder, consultant or otherwise, any entity whose products or services are offered in the State of Mississippi and could be considered part of the gaming industry; PROVIDED, HOWEVER, that nothing in this Section 1 shall preclude the Executive from holding less than five percent (5%) of the outstanding capital stock of any corporation whose products or services are offered in such states and could be considered part of such industry and which is required to file periodic reports with the U.S. Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the securities of which corporation are listed on any securities exchange, quoted on the National Association of Securities Dealers Automated Quotation System or traded in the over-the-counter market; or

          (b) solicit for employment, endeavor to entice away from Park Place or any of its subsidiaries or affiliates or otherwise interfere with the relationship of Park Place or any of its subsidiaries or affiliates with any person who is employed by, or otherwise engaged to, perform services for Park Place or any of its subsidiaries or affiliates, whether for the Executive's own account or for the account of any other individual, partnership, firm, corporation or other business entity.

     Section 2. ENFORCEMENT. If the scope of the Executive's agreement under Section 1 hereof is determined by any court of competent jurisdiction to be too broad to permit the enforcement of all of the provisions of such section to their fullest extent, then the provisions of Section 1 hereof shall be construed (and each of the parties hereto hereby confirm that its intent is that such provisions be so construed) to be enforceable to the fullest extent permitted by applicable law. To the maximum extent permitted by applicable law, the Executive hereby consents to the judicial modification of the provisions of
Section 1 hereof in any proceeding brought to enforce such provisions in such a manner that renders such provisions enforceable to the maximum extent permitted by applicable law.

     Section 3. RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the parties hereto or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties hereto, it being understood and agreed that no provision contained herein, and no act of the parties hereto, shall be deemed to create any relationship between such parties other than the relationship set forth herein.

     Section 4. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party hereto and any purported transfer without such consent shall be void.

     Section 5. HEADINGS. The section and paragraph headings and table of contents contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     Section 6. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the validity of the other provisions hereof, which shall continue in full force and effect.

     Section 7.     PARTIES IN INTEREST; NO THIRD PARTY BENEFICIARY RIGHTS.
This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as specifically provided herein, this Agreement is for the sole and exclusive benefit of the parties hereto and nothing herein is intended to give or shall be construed to give to any person or entity other than the parties hereto any rights or remedies hereunder.

     Section 8. NOTICES. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party (or other person referred to herein) shall be in writing and shall be deemed to be given and effective (a) upon delivery if delivered in person or by courier,
(b) when sent by electronic transmission (telegraph, telex, telecopy or facsimile transmission), receipt confirmed, (c) five days after being sent by airmail, postage prepaid or (d) when receipt is acknowledged if mailed by certified mail, postage prepaid, return receipt requested. The notice shall be delivered to the addresses of each party hereto as follows, or to such other persons or addresses as may be designated in writing by the party to receive such notice:

     (i)  if to Park Place:

                    Park Place Entertainment Corporation
                    3930 Howard Hughes Parkway, 4th Floor
                    Las Vegas, Nevada  89109
                    Attn:  General Counsel
                    Fax:  (702) 699-5179

               with a copy to:

                    Sills Cummis Zuckerman
                    Radin Tischman Epstein & Gross
                    One Riverfront Plaza
                    Newark, New Jersey  07102
                    Attn:  Michael Tischman, Esq.
                    Fax:  (973) 643-6500

     (ii) if to the Executive:

                    Lakes Gaming Inc.
                    130 Cheshire Lane
                    Minnetonka, Minnesota 55305
                    Attn:  Lyle Berman
                    Fax:  (612) 449-7003
               with a copy to:

                    Maslon Edelman Borman & Brand, LLP
                    3300 Norwest Center
                    90 South Seventh Street
                    Minneapolis, Minnesota 55402
                    Attn:  Neil I. Sell, Esq.
                    Fax:  (612) 672-8397

     Section 9. FURTHER ASSURANCES. Each of the parties hereto promptly shall execute such documents and other instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and to consummate the transactions contemplated hereby.

     Section 10. WAIVER OF CONDITIONS. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     Section 11. GOVERNING LAW. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws thereof.

     Section 12. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the parties hereto, and supersede all prior written or oral communications, relating to the subject matter covered by said agreements. No amendment, modification, extension or failure to enforce any condition of this Agreement by either party shall be deemed a waiver of any of its rights herein.

     Section 13. SURVIVAL. Obligations described in this Agreement shall remain in full force and effect and shall survive the Closing Date.

     Section 14. DISPUTE RESOLUTION. Any dispute arising under this Agreement shall be resolved by binding arbitration in the manner contemplated by
Section 9.14 of the Hilton Distribution Agreement (as defined in the Merger Agreement), including Section 9.14(c) thereof regarding the parties' ability to seek specific performance or injunctive relief thereof, and including the attorneys' fees provisions referred to therein.

     Section 15. SPECIFIC PERFORMANCE. The parties hereto agree that the remedy at law for any breach of this Agreement will be inadequate and that any party by whom this Agreement is enforceable shall be entitled to specific performance in addition to any other appropriate relief or remedy. Such party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable laws, each party waives any objection to the imposition of such relief.

     Section 16. DEFAULT. In the event of a material default by either party hereunder, the non-defaulting party shall be entitled to all remedies provided by law or equity (including reasonable attorneys' fees and costs of suit incurred).

     Section 17. COUNTERPARTS. This Agreement and any amendments hereto may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

                              [Signature Page to Follow]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              LYLE BERMAN,
                              an Individual

                              By: /s/ Lyle Berman
                                 -------------------------------
                                        Name:  Lyle Berman


                              PARK PLACE ENTERTAINMENT CORPORATION,
                              a Delaware corporation

                              By: /s/ Scott A. LaPorta
                                 -------------------------------
                                   Name:     Scott A. LaPorta
                                   Title:    Executive Vice President and Chief
                                             Financial Officer

                               NON-COMPETITION AGREEMENT

          THIS NON-COMPETITION AGREEMENT (this "AGREEMENT") is made and entered into as of December 31, 1998, by and between Stanley M. Taube (the "EXECUTIVE") and Park Place Entertainment Corporation (f/k/a Gaming Co., Inc.), a Delaware corporation ("PARK PLACE").

                                       RECITALS

          WHEREAS, Gaming Co., Inc. (n/k/a Park Place Entertainment Corporation), a Delaware corporation, Hilton Hotels Corporation, a Delaware corporation ("HILTON"), Grand Casinos, Inc., a Minnesota corporation ("COMPANY"), Gaming Acquisition Corporation, a Minnesota corporation and a wholly-owned subsidiary of Park Place ("MERGER SUB") and GCI Lakes, Inc. (n/k/a Lakes Gaming, Inc.), a Minnesota corporation and a wholly-owned subsidiary of Company ("LAKES") entered into an Agreement and Plan of Merger, dated as of June 30, 1998 (as the same may be amended or modified from time to time in accordance with the terms thereof, the "MERGER AGREEMENT"), pursuant to which, upon the terms and subject to the conditions thereof, Merger Sub will merge with and into Company, with Company as the surviving corporation (the "MERGER");

          WHEREAS, the parties hereto recognize that the Executive may have certain expertise in the business conducted by Park Place, the skills to compete in the gaming industry, and the economic resources to compete in such industry. Therefore, the parties hereto agree a non-competition agreement is necessary, prudent, and has been bargained for in respect to the Merger.

          WHEREAS, as a condition and inducement to each of Hilton's and Park Place's willingness to consummate the transactions contemplated by the Merger Agreement, Hilton and Park Place have requested that the Executive enter into a non-compete agreement, upon the terms and subject to the conditions hereof.

                                     AGREEMENT

          NOW, THEREFORE, in consideration of the premises and mutual covenants, undertakings and obligations set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. COVENANT. Except for matters expressly provided for in or contemplated by this Agreement, the Executive hereby agrees that he will not, without the prior written consent of Park Place, directly or indirectly engage in any of the following actions on or before the date that is two years after the Closing Date (as defined in the Merger Agreement):

          (a) own any interest in, manage, operate, join, control, lend money or render other financial assistance to, participate or be connected with, as an officer, employee, partner, stockholder, consultant or otherwise, any entity whose products or services are offered in the State of Mississippi and could be considered part of the gaming industry; PROVIDED, HOWEVER, that nothing in this Section 1 shall preclude the Executive from holding less than five percent (5%) of the outstanding capital stock of any corporation whose products or services are offered in such states and could be considered part of such industry and which is required to file periodic reports with the U.S. Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the securities of which corporation are listed on any securities exchange, quoted on the National Association of Securities Dealers Automated Quotation System or traded in the over-the-counter market; or

          (b) solicit for employment, endeavor to entice away from Park Place or any of its subsidiaries or affiliates or otherwise interfere with the relationship of Park Place or any of its subsidiaries or affiliates with any person who is employed by, or otherwise engaged to, perform services for Park Place or any of its subsidiaries or affiliates, whether for the Executive's own account or for the account of any other individual, partnership, firm, corporation or other business entity.

     Section 2. ENFORCEMENT. If the scope of the Executive's agreement under Section 1 hereof is determined by any court of competent jurisdiction to be too broad to permit the enforcement of all of the provisions of such section to their fullest extent, then the provisions of Section 1 hereof shall be construed (and each of the parties hereto hereby confirm that its intent is that such provisions be so construed) to be enforceable to the fullest extent permitted by applicable law. To the maximum extent permitted by applicable law, the Executive hereby consents to the judicial modification of the provisions of
Section 1 hereof in any proceeding brought to enforce such provisions in such a manner that renders such provisions enforceable to the maximum extent permitted by applicable law.

     Section 3. RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the parties hereto or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties hereto, it being understood and agreed that no provision contained herein, and no act of the parties hereto, shall be deemed to create any relationship between such parties other than the relationship set forth herein.

     Section 4. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party hereto and any purported transfer without such consent shall be void.

     Section 5. HEADINGS. The section and paragraph headings and table of contents contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     Section 6. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the validity of the other provisions hereof, which shall continue in full force and effect.

     Section 7.     PARTIES IN INTEREST; NO THIRD PARTY BENEFICIARY RIGHTS.
This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as specifically provided herein, this Agreement is for the sole and exclusive benefit of the parties hereto and nothing herein is intended to give or shall be construed to give to any person or entity other than the parties hereto any rights or remedies hereunder.

     Section 8. NOTICES. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party (or other person referred to herein) shall be in writing and shall be deemed to be given and effective (a) upon delivery if delivered in person or by courier,
(b) when sent by electronic transmission (telegraph, telex, telecopy or facsimile transmission), receipt confirmed, (c) five days after being sent by airmail, postage prepaid or (d) when receipt is acknowledged if mailed by certified mail, postage prepaid, return receipt requested. The notice shall be delivered to the addresses of each party hereto as follows, or to such other persons or addresses as may be designated in writing by the party to receive such notice:

     (i)  if to Park Place:

                    Park Place Entertainment Corporation
                    3930 Howard Hughes Parkway, 4th Floor
                    Las Vegas, Nevada  89109
                    Attn: General Counsel
                    Fax:  (702) 699-5179

               with a copy to:

                    Sills Cummis Zuckerman
                    Radin Tischman Epstein & Gross
                    One Riverfront Plaza
                    Newark, New Jersey  07102
                    Attn:  Michael Tischman, Esq.
                    Fax:  973-643-6500

     (ii) if to the Executive:

                    Stanley M. Taube
                    17 Cascade Creek Lane
                    Las Vegas, Nevada 89113
                    Attn:  Stanley M. Taube
                    Fax:  (702) 889-1502
               with a copy to:

                    Maslon Edelman Borman & Brand, LLP
                    3300 Norwest Center
                    90 South Seventh Street
                    Minneapolis, Minnesota 55402
                    Attn:  Neil I. Sell, Esq.
                    Fax:  (612) 672-8397

     Section 9. FURTHER ASSURANCES. Each of the parties hereto promptly shall execute such documents and other instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and to consummate the transactions contemplated hereby.

     Section 10. WAIVER OF CONDITIONS. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     Section 11. GOVERNING LAW. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws thereof.

     Section 12. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the parties hereto, and supersede all prior written or oral communications, relating to the subject matter covered by said agreements. No amendment, modification, extension or failure to enforce any condition of this Agreement by either party shall be deemed a waiver of any of its rights herein.

     Section 13. SURVIVAL. Obligations described in this Agreement shall remain in full force and effect and shall survive the Closing Date.

     Section 14. DISPUTE RESOLUTION. Any dispute arising under this Agreement shall be resolved by binding arbitration in the manner contemplated by
Section 9.14 of the Hilton Distribution Agreement (as defined in the Merger Agreement), including Section 9.14(c) thereof regarding the parties' ability to seek specific performance or injunctive relief thereof, and including the attorneys' fees provisions referred to therein.

     Section 15. SPECIFIC PERFORMANCE. The parties hereto agree that the remedy at law for any breach of this Agreement will be inadequate and that any party by whom this Agreement is enforceable shall be entitled to specific performance in addition to any other appropriate relief or remedy. Such party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable laws, each party waives any objection to the imposition of such relief.

     Section 16. DEFAULT. In the event of a material default by either party hereunder, the non-defaulting party shall be entitled to all remedies provided by law or equity (including reasonable attorneys' fees and costs of suit incurred).

     Section 17. COUNTERPARTS. This Agreement and any amendments hereto may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

                              [Signature Page to Follow]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              STANLEY M. TAUBE,
                              an Individual

                              By: Stanley M. Taube
                                 ----------------------------------
                                   Name:  Stanley M. Taube


                              PARK PLACE ENTERTAINMENT CORPORATION,
                              a Delaware corporation

                              By:  /s/ Scott A. LaPorta
                                 ----------------------------------
                                   Name:     Scott A. LaPorta
                                   Title:    Executive Vice President and Chief
                                             Financial Officer

                              NON-COMPETITION AGREEMENT

          THIS NON-COMPETITION AGREEMENT (this "AGREEMENT") is made and entered into as of December 31, 1998, by and between Thomas J. Brosig (the "EXECUTIVE") and Park Place Entertainment Corporation (f/n/a Gaming Co., Inc.), a Delaware corporation ("PARK PLACE").

RECITALS

          WHEREAS, Gaming Co., Inc. (n/k/a Park Place Entertainment Corporation), a Delaware corporation, Hilton Hotels Corporation, a Delaware corporation ("HILTON"), Grand Casinos, Inc., a Minnesota corporation ("COMPANY"), Gaming Acquisition Corporation, a Minnesota corporation and a wholly-owned subsidiary of Park Place ("MERGER SUB") and GCI Lakes, Inc. (n/k/a Lakes Gaming, Inc.), a Minnesota corporation and a wholly-owned subsidiary of Company ("LAKES") entered into an Agreement and Plan of Merger, dated as of June 30, 1998 (as the same may be amended or modified from time to time in accordance with the terms thereof, the "MERGER AGREEMENT"), pursuant to which, upon the terms and subject to the conditions thereof, Merger Sub will merge with and into Company, with Company as the surviving corporation (the "MERGER");

          WHEREAS, the parties hereto recognize that the Executive may have certain expertise in the business conducted by Park Place, the skills to compete in the gaming industry, and the economic resources to compete in such industry. Therefore, the parties hereto agree a non-competition agreement is necessary, prudent, and has been bargained for in respect to the Merger.

          WHEREAS, as a condition and inducement to each of Hilton's and Park Place's willingness to consummate the transactions contemplated by the Merger Agreement, Hilton and Park Place have requested that the Executive enter into a non-compete agreement, upon the terms and subject to the conditions hereof.

                                      AGREEMENT

          NOW, THEREFORE, in consideration of the premises and mutual covenants, undertakings and obligations set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. COVENANT. Except for matters expressly provided for in or contemplated by this Agreement, the Executive hereby agrees that he will not, without the prior written consent of Park Place, directly or indirectly engage in any of the following actions on or before the date that is two years after the Closing Date (as defined in the Merger Agreement):

          (a) own any interest in, manage, operate, join, control, lend money or render other financial assistance to, participate or be connected with, as an officer, employee, partner, stockholder, consultant or otherwise, any entity whose products or services are offered in the State of Mississippi and could be considered part of the gaming industry; PROVIDED, HOWEVER, that nothing in this Section 1 shall preclude the Executive from holding less than five percent (5%) of the outstanding capital stock of any corporation whose products or services are offered in such states and could be considered part of such industry and which is required to file periodic reports with the U.S. Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the securities of which corporation are listed on any securities exchange, quoted on the National Association of Securities Dealers Automated Quotation System or traded in the over-the-counter market; or

          (b) solicit for employment, endeavor to entice away from Park Place or any of its subsidiaries or affiliates or otherwise interfere with the relationship of Park Place or any of its subsidiaries or affiliates with any person who is employed by, or otherwise engaged to, perform services for Park Place or any of its subsidiaries or affiliates, whether for the Executive's own account or for the account of any other individual, partnership, firm, corporation or other business entity.

     Section 2. ENFORCEMENT. If the scope of the Executive's agreement under Section 1 hereof is determined by any court of competent jurisdiction to be too broad to permit the enforcement of all of the provisions of such section to their fullest extent, then the provisions of Section 1 hereof shall be construed (and each of the parties hereto hereby confirm that its intent is that such provisions be so construed) to be enforceable to the fullest extent permitted by applicable law. To the maximum extent permitted by applicable law, the Executive hereby consents to the judicial modification of the provisions of
Section 1 hereof in any proceeding brought to enforce such provisions in such a manner that renders such provisions enforceable to the maximum extent permitted by applicable law.

     Section 3. RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the parties hereto or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties hereto, it being understood and agreed that no provision contained herein, and no act of the parties hereto, shall be deemed to create any relationship between such parties other than the relationship set forth herein.

     Section 4. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party hereto and any purported transfer without such consent shall be void.

     Section 5. HEADINGS. The section and paragraph headings and table of contents contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     Section 6. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the validity of the other provisions hereof, which shall continue in full force and effect.

     Section 7.     PARTIES IN INTEREST; NO THIRD PARTY BENEFICIARY RIGHTS.
This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as specifically provided herein, this Agreement is for the sole and exclusive benefit of the parties hereto and nothing herein is intended to give or shall be construed to give to any person or entity other than the parties hereto any rights or remedies hereunder.

     Section 8. NOTICES. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party (or other person referred to herein) shall be in writing and shall be deemed to be given and effective (a) upon delivery if delivered in person or by courier,
(b) when sent by electronic transmission (telegraph, telex, telecopy or facsimile transmission), receipt confirmed, (c) five days after being sent by airmail, postage prepaid or (d) when receipt is acknowledged if mailed by certified mail, postage prepaid, return receipt requested. The notice shall be delivered to the addresses of each party hereto as follows, or to such other persons or addresses as may be designated in writing by the party to receive such notice:

     (i)  if to Park Place:

                    Park Place Entertainment Corporation
                    3930 Howard Hughes Parkway, 4th Floor
                    Las Vegas, Nevada  89109
                    Attn:  General Counsel
                    Fax:  (702) 699-5179

               with a copy to:

                    Sills Cummis Zuckerman
                    Radin Tischman Epstein & Gross
                    One Riverfront Plaza
                    Newark, New Jersey  07102
                    Attn:  Michael Tischman, Esq.
                    Fax:  (973) 643-6500

     (ii) if to the Executive:

                    Grand Casinos, Inc.
                    11975 Seaway Road
                    Gulfport, Mississippi 39503
                    Attn:  Thomas J. Brosig
                    Fax:  (228) 604-5050
               with a copy to:

                    Maslon Edelman Borman & Brand, LLP
                    3300 Norwest Center
                    90 South Seventh Street
                    Minneapolis, Minnesota 55402
                    Attn:  Neil I. Sell, Esq.
                    Fax:  (612) 672-8397

     Section 9. FURTHER ASSURANCES. Each of the parties hereto promptly shall execute such documents and other instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and to consummate the transactions contemplated hereby.

     Section 10. WAIVER OF CONDITIONS. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     Section 11. GOVERNING LAW. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws thereof.

     Section 12. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the parties hereto, and supersede all prior written or oral communications, relating to the subject matter covered by said agreements. No amendment, modification, extension or failure to enforce any condition of this Agreement by either party shall be deemed a waiver of any of its rights herein.

     Section 13. SURVIVAL. Obligations described in this Agreement shall remain in full force and effect and shall survive the Closing Date.

     Section 14. DISPUTE RESOLUTION. Any dispute arising under this Agreement shall be resolved by binding arbitration in the manner contemplated by
Section 9.14 of the Hilton Distribution Agreement (as defined in the Merger Agreement), including Section 9.14(c) thereof regarding the parties' ability to seek specific performance or injunctive relief thereof, and including the attorneys' fees provisions referred to therein.

     Section 15. SPECIFIC PERFORMANCE. The parties hereto agree that the remedy at law for any breach of this Agreement will be inadequate and that any party by whom this Agreement is enforceable shall be entitled to specific performance in addition to any other appropriate relief or remedy. Such party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable laws, each party waives any objection to the imposition of such relief.

     Section 16. DEFAULT. In the event of a material default by either party hereunder, the non-defaulting party shall be entitled to all remedies provided by law or equity (including reasonable attorneys' fees and costs of suit incurred).

     Section 17. COUNTERPARTS. This Agreement and any amendments hereto may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

                              [Signature Page to Follow]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              THOMAS J. BROSIG,
                              an Individual


                              By: /s/ Thomas J. Brosig
                                 ----------------------------------
                                   Name:  Thomas J. Brosig


                              PARK PLACE ENTERTAINMENT CORPORATION,
                              a Delaware corporation

                              By:  /s/ Scott A. LaPorta
                                 ----------------------------------
                                   Name:     Scott A. LaPorta
                                   Title:    Executive Vice President and Chief
                                             Financial Officer


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